EXHIBIT 32

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                      AND RULE 13A-14(B) OR RULE 15D-14(B)
                   OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the annual report of Canadian Tactical Training Academy, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission on October 31, 2012 (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 31, 2012                      /s/ Jocelyn Moisan
                                             -----------------------------------
                                             Jocelyn Moisan
                                             President